MET INVESTORS SERIES TRUST

SUPPLEMENT DATED JUNE 24, 2016

TO THE

PROSPECTUS DATED MAY 1, 2016

INVESCO MID CAP VALUE PORTFOLIO

Effective immediately, Jeffrey Vancavage will replace John Mazanec as co-lead Portfolio Manager of the Invesco Mid Cap Value Portfolio (the “Portfolio”), a series of Met Investors Series Trust. Mr. Mazanec is expected to remain on the portfolio management team of the Portfolio until his retirement on or about September 30, 2016. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

Thomas R. Copper (co-lead manager), Portfolio Manager, Sergio Marcheli, Portfolio Manager, and John Mazanec,* Portfolio Manager, have managed the Portfolio since 2013. Jeffrey Vancavage (co-lead manager), Portfolio Manager, has managed the Portfolio since June 2016.

* Effective on or about September 30, 2016, Mr. Mazanec is expected to retire from Invesco and no longer serve on the Portfolio.

In the section entitled “Additional Information About Management,” the sixth through eighth paragraphs in the subsection entitled “The Subadviser” are deleted in their entirety and replaced with the following:

Thomas R. Copper (co-lead manager), Portfolio Manager, has been responsible for the Portfolio since 2013 and has been associated with Invesco and/or its affiliates since 2010.

Jeffrey Vancavage (co-lead manager), Portfolio Manager, has been responsible for the Portfolio since June 2016 and has been associated with Invesco and/or its affiliates since 2016. From 2001 to 2016, he was employed by Eagle Asset Management, where he served as Portfolio Co-Manager from 2013 to 2016, and prior to 2013, served as Senior Equity Research Analyst.

John Mazanec, Portfolio Manager, has been responsible for the Portfolio since 2013 and has been associated with Invesco and/or its affiliates since 2010. Mr. Mazanec was previously associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity (June 2008 to 2010). Effective on or about September 30, 2016, Mr. Mazanec is expected to retire from Invesco and no longer serve on the Portfolio.

Sergio Marcheli, Portfolio Manager, has been responsible for the Portfolio since 2013 and has been associated with Invesco and/or its affiliates since 2010.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE